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                                                                    EXHIBIT 23.6


                         [MORELAND & DAVIS LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 30, 1999 with respect to the financial statements of CN Networks dba Computer Networks included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corporation dated September 22, 2000.


                                                /s/ MORELAND & DAVIS
                                                -----------------------
                                                    Moreland & Davis

Alameda County, California
September 22, 2000